Summary Prospectus March 30, 2026

Tortoise North American Pipeline ETF
New York Stock Exchange: TPYP

Before you invest, you may want to review Tortoise North American Pipeline ETF (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated March 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://tortoisecapital.com/etf/tortoise-north-american-pipeline-etf/#literature. You can also get this information at no cost by calling the Fund (toll-free) at 855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoisecapital.com.

Investment Objective

Tortoise North American Pipeline ETF (formerly Tortoise North American Pipeline Fund) (the “North American Pipeline ETF” or the “Fund”), a series of Tortoise Capital Series Trust (the “Trust”), seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “Underlying Index” or the “Pipeline ETF Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$41	$128	$224	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 6%.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) and employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index. The Underlying Index is a float adjusted, capitalization weighted index of pipeline companies that are organized and have their principal place of business in the United States or Canada. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., North American Pipeline Companies). A pipeline company is defined as a company that either 1) has been assigned a standard industrial classification (“SIC”) system code that indicates the company operates in the energy pipeline industry or 2) has at least 50% of its assets, cash flow or revenue associated with the operation or ownership of energy pipelines. Pipeline companies engage in the business of transporting natural gas, crude oil and refined products, storing, gathering and processing such gas, oil and products and local gas distribution.

To be included in the Underlying Index, a company must be a pipeline company that is organized and has its principal place of business in the United States or Canada (such pipeline companies are collectively referred to in this Prospectus as “North American Pipeline Companies”) and is listed on the New York Stock Exchange (the “Exchange”), NASDAQ, NYSE MKT or Toronto Stock Exchange. Eligible constituents must also have a total market capitalization of at least $200 million USD at the time of inclusion in the Underlying Index. In order to remain in the Underlying Index, a company must maintain an average equity market capitalization of at least $175 million USD for a minimum of 20 trading days prior to the rebalance reference date of the Underlying Index.

Underlying Index constituents may include the following equity securities of North American pipeline companies: 1) common stock; 2) interests in master limited partnerships (“MLPs”); 3) interests in North American Pipeline Companies structured as limited liability companies; and 4) equity securities of MLP affiliates, including common shares of corporations that own, directly or indirectly, MLP general partner interests (collectively referred to herein as “MLP Affiliates”). MLP interests included in the Underlying Index must pay a distribution greater than or equal to their minimum quarterly distribution (“MQD”) at the time of inclusion in the Underlying Index. The Underlying Index will include a minimum of 30 securities. Should the number of securities that meet the Underlying Index inclusion criteria fall below 30, the Underlying Index may include additional securities to maintain an investible and diversified index. No more than 20% of the Underlying Index may consist of MLPs and no constituent can exceed 7.5% of the Underlying Index as of the reference date. Additionally, affiliated MLP families (e.g., related MLPs and/or MLP Affiliates) in aggregate may not comprise more than 15% of the Underlying Index at the rebalance reference date.

In seeking to achieve its objective as an index fund, the Fund will normally invest at least 80% of its total assets in securities that comprise the Underlying Index (or depository receipts based on such securities). Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index. The Fund may invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as in securities and other instruments not included in the Underlying Index but which Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”) believes will help the Fund track the Underlying Index.

As of March 25, 2026, the Underlying Index was comprised of 44 constituents. No constituents will be added to the Underlying Index between rebalance dates, which take place on a quarterly basis in March, June, September and December. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Standard rebalances take place on a quarterly basis. Special rebalances are triggered by corporate actions and will be implemented as practically as possible on a case-by-case basis. Underlying Index constituent changes and updates, as well as any changes to the methodology, will be posted to www.tortoisecapital.com. The Underlying Index was established by Tortoise Index Solutions, LLC, and is owned by Tortoise Capital Advisors, L.L.C., (the “Adviser”). The Adviser (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the Fund at no cost to the Fund.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and the Fund will be concentrated in the energy pipeline industry. The Fund is a non-diversified fund.

Principal Risks

Risk is inherent in all investing, and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

General Market Risk.    The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Concentration Risk.    Because the Fund’s assets will be concentrated in the energy pipeline industry, the Fund is subject to loss due to adverse occurrences that may affect that industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Energy Pipeline Industry Risk.    Companies in the energy pipeline industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including but not limited to risks associated with companies owning and/or operating pipelines, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Pipeline Company Risk.    Pipeline Companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, storing, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Gathering and processing pipeline companies are subject to many risks, including declines in production of crude oil and natural gas fields which utilize their gathering and processing facilities as a way to market the crude oil and gas, prolonged depression in the price of natural gas or crude oil, which curtails production due to lack of drilling activity, and declines in the prices of natural gas liquids and refined petroleum products resulting in lower processing or refining margins. In addition, the development of, demand for, and/or supply of competing forms of energy may negatively impact the revenues of these companies.

Depository Receipt Risk.    Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Depository Receipts may be less liquid than the underlying shares in the primary trading market. Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

Equity Securities Risk.    Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of pipeline companies in particular, or a particular company.

MLP Risk.    MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

The Fund’s investment strategies depend in part on MLPs generally being treated as partnerships for U.S. federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower distributions.

The Fund expects to receive cash distributions each year from certain MLPs that exceed the net taxable income allocated to the Fund from such MLPs for such year, and, as a result, the Fund may recognize larger taxable gains (or smaller losses) with respect to such MLPs when it disposes of its interests in such MLPs. If you hold shares in the Fund when such gains or losses are recognized, you may be required to pay tax on one or more Fund distributions, potentially at ordinary income tax rates, even though you may not have economically benefited from the associated MLP cash distributions.

MLP Affiliate Risk.    The performance of securities issued by MLP Affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Canadian Securities Risk.    The Canadian economy may be significantly affected by the U.S. economy because the U.S. is Canada’s largest trading partner and foreign investor. Canada’s largest exports are its natural resources, so the Canadian economy is dependent on the demand for, and supply and price of, natural resources, and any market developments that reduce the price of such goods could disproportionately affect the Canadian economy.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.    The Fund’s investment in companies with large market capitalizations is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

RIC Compliance Risk.    The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” (a “RIC”) under the Code. Given the Fund’s contemplated investments in MLPs, qualifying as a RIC presents unusual challenges and may limit its investment opportunities. If for any taxable year the Fund fails to qualify as a RIC, its taxable income will be subject to federal income tax at regular corporate rates and income available for distribution to shareholders will be reduced.

Liquidity Risk.    The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Passive Investment Risk.    The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Tracking Error Risk.    There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of the Fund may diverge from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Fund in purchasing and selling securities. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Non-Diversification Risk.    The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Absence of Active Trading Market Risk.    Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares May Trade at Prices Different than Net Asset Value Per Share.    Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Risks.    The Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the Exchange or market. Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risks.    The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.

Methodology Risks.    The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Index Provider can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.

Performance History

On April 28, 2025, the shareholders of the Fund approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Tortoise North American Pipeline Fund (the “Predecessor Fund” or the “Pipeline Predecessor Fund”), a series of Managed Portfolio Series, by the Fund, a series of the Trust (the “Reorganization”). The Reorganization was completed on May 9, 2025. As a result of the Reorganization, the Fund has assumed the performance history of the Predecessor Fund.

The accompanying bar chart and table provide some indication of the risks of investing in the Fund and the Predecessor Fund. The bar chart shows the Fund’s and the Predecessor Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year and since-inception periods compared with a broad measure of market performance and the Underlying Index. On March 20, 2017, the assets of the Predecessor Fund, which had the same portfolio managers as the Fund and had identical investment strategies as the Fund, were transferred to the Fund in a tax-free reorganization. Performance shown for periods prior to May 9, 2025 represents the performance of the Predecessor Fund. The Fund’s and the Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. The Fund adopted the financial statements and the performance history of the Predecessor Fund. Updated performance information is also available on the Fund’s website at www.tortoisecapital.com or by calling toll-free (855) 994-4437. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

TPYP Calendar Year Total Returns as of 12/31(1)

Tortoise North American Pipeline ETF
Calendar Year Total Returns as of 12/31
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
37.49%
2.18%
-10.87%
23.06%
-20.79%
34.75%
16.12%
10.80%
37.32%
7.46%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

____________

(1)     The Fund’s calendar year-to-date total return based on net asset value for the period January 1, 2026 to February 28, 2026 was 17.54%.

During the periods shown in the chart above:

Best Quarter		Worst Quarter
June 30, 2020	23.01%	March 31, 2020	-40.54%
Average Annual Total Returns for the Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Performance
Return Before Taxes (No Load)	7.46%	20.67%	12.06%
Return After Taxes on Distributions (No Load)	6.86%	19.92%	11.32%
Return After Taxes on Distributions and Sale of Fund Shares (No Load)	4.84%	16.75%	9.78%
Index Performance
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Tortoise North American Pipeline Total Return IndexSM (reflects no deduction for fees, expenses or taxes)	8.22%	21.57%	12.76%

After-tax returns in the above table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser and Investment Sub-Adviser

Tortoise Capital Advisors, L.L.C. acts as the Fund’s investment adviser.

Exchange Traded Concepts, LLC serves as the Fund’s investment sub-adviser.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Andrew Serowik, Gabriel Tan, CFA, Todd Alberico and Brian Cooper, all of whom share responsibility for such investment management and have each served as portfolio manager to the Fund since inception.

Purchase and Sale of Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” ETF Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. The Fund intends to effect redemptions for a combination of cash and in-kind securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.tortoisecapital.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.